                                                                Exhibit 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of January, 1994.




                                                WILLIAM A. ANDERS
                                                _____________________________
                                                William A. Anders

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.



                                        ROBERT A. BELFER
                                        ______________________________
                                        Robert A. Belfer

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.



                                        NORMAN P. BLAKE, JR.
                                        ______________________________
                                        Norman P. Blake, Jr.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of January, 1994.



                                        JOHN H. DUNCAN
                                        _______________________
                                        John H. Duncan

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of January, 1994.



                                        JOE H. FOY
                                        _______________________
                                        Joe H. Foy

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set her hand this 27th day of January, 1994.




                                        WENDY L. GRAMM
                                        __________________________
                                        Wendy L. Gramm

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of January, 1994.



                                        ROBERT K. JAEDICKE
                                        ___________________________
                                        Robert K. Jaedicke

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.



                                        RICHARD D. KINDER
                                        __________________________
                                        Richard D. Kinder

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                        KENNETH L. LAY
                                        __________________________
                                        Kenneth L. Lay

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.



                                        CHARLES A. LeMAISTRE
                                        _________________________________
                                        Charles A. LeMaistre

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.



                                        JOHN A. URQUHART
                                        __________________________
                                        John A. Urquhart

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                        CHARLS E. WALKER
                                        __________________________
                                        Charls E. Walker

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of up to 2 million (2,000,000) shares of its Common Stock, $.10 par value, on behalf of certain "Selling Stockholders" of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of January, 1994.




                                        HERBERT S. WINOKUR, JR.
                                        __________________________
                                        Herbert S. Winokur, Jr.